UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 30, 2007
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification
incorporation)	File No.)	Number)
2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements
          On May 30, 2007, IntercontinentalExchange, Inc., a Delaware corporation (“ICE”), entered into an exclusive Agreement (the “Agreement”) dated as of May 30, by and between ICE and Chicago Board Options Exchange, Incorporated, a Delaware corporation (“CBOE”). The Agreement was entered into by ICE in connection with ICE’s proposal to merge with CBOT Holdings, Inc, a Delaware corporation (“CBOT Holdings”) and the parent of the Board of Trade of the City of Chicago, Inc., a Delaware corporation (“CBOT Exchange”). In contemplation of a consummated merger between ICE and CBOT Holdings, the Agreement provides, in a transaction that is ancillary to the proposed merger of ICE and CBOT Holdings, for payments to full members of CBOT Exchange who hold the required interests and CBOE exercise rights (“CBOE Exercise Rights,” and each such full member a “CBOT Eligible Full Member”) of $500,000 in value for each CBOE Exercise Right for the loss of the CBOE Exercise Rights.
          The consideration to CBOT Eligible Full Members who hold the required interests will be paid equally by ICE and CBOE, with each of ICE and CBOE contributing up to approximately $332.75 million (an aggregate of up to $665.5 million in consideration), payable in cash or notes convertible into shares of the combined ICE/CBOT Holdings, or CBOE Holdings, Inc., a Delaware corporation to be formed in connection with the proposed demutualization of CBOE (“CBOE Holdings”). In connection with the Agreement, ICE will resubmit its existing proposal to CBOT Holdings to incorporate the terms of the Agreement (the “Revised Proposal”), and pursuant to which ICE will offer to enter into a merger agreement with CBOT Holdings and CBOT Exchange (the “Revised ICE Merger Agreement”) to merge ICE and CBOT Holdings (the “Revised ICE Merger”). The Revised Proposal will provide (i) for the settlement of the pending litigation involving CBOE, CBOT Holdings and CBOT Exchange, (ii) the execution of a joint interpretation of the exercise right that clarifies that following the Revised ICE Merger members of CBOT will no longer be eligible to use the CBOE Exercise Right, and (iii) in connection with the Revised ICE Merger, CBOT Full Members who hold the required interests will be compensated for the loss of the CBOE Exercise Rights. The Revised Proposal still contemplates exchanging 1.42 shares of ICE common stock for each share of CBOT Holdings Class A common stock. A copy of the press release announcing that ICE and CBOE entered into the Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
The Agreement
          The Agreement contemplates, among other things, the submission by ICE to CBOT Holdings of the Revised Proposal and the Revised Merger Agreement. The Agreement contemplates, among other things, that:
•	CBOT Exchange will merge with a newly-created and wholly-owned Delaware non-stock subsidiary, pursuant to which the Class B, Series B-1 Memberships of CBOT Exchange will be converted into a newly-created CBOT Exchange membership interest and the CBOT Exchange Certificate of Incorporation will be amended to provide for the elimination of certain rights of such members (the “CBOT Exchange Merger”);

•	CBOT Exchange members, who are eligible to vote, shall vote on the approval and adoption of the CBOT Exchange Merger;

•	the CBOT Exchange Merger will occur simultaneously with the effective time of the Revised ICE Merger;

•	ICE will be the surviving entity in the Revised ICE Merger;

•	CBOT Holdings and CBOT Exchange will use their best efforts to settle and release all claims regarding the pending litigation between CBOT Holdings, CBOT Exchange and CBOE, such settlement to be conditioned upon the effectiveness of, and to become effective at the effective time of, the CBOT Exchange Merger; and

•	The CBOT Holdings Board of Directors and the CBOT Exchange Board of Directors will approve the Agreement.
Consideration
          Contingent upon the effectiveness of each of the Revised ICE Merger and the CBOT Exchange Merger and certain other matters related to the settlement of the existing dispute between CBOE and the CBOT Eligible Full Members regarding the Exercise Rights, ICE and CBOE will each pay to each CBOT Eligible Full Member who holds the required interests approximately $332.75 million in cash or notes convertible into shares of the combined ICE and CBOT Holdings or CBOE Holdings to resolve the exercise right issues and compensate the CBOT Eligible Full Members for the loss of their CBOE Exercise Right. Each CBOT Eligible Full Member, as of the record date established by CBOT Holdings with respect to the stockholder meeting of CBOT Holdings held for the purpose of voting on the Revised ICE Merger Agreement, will be afforded the right to elect:
•	from ICE, a cash payment of $250,000 or, in lieu of the cash payment, a convertible debenture from the combined ICE and CBOT Holdings for common stock of the surviving entity after closing of the Revised ICE Merger, which will be valued at $250,000 (the “ICE Consideration”), and

•	from CBOE, a cash payment of $250,000 or, in lieu of the cash payment, a convertible debenture from CBOE with a face value of $250,000 and a five-year term, convertible following any event in which the memberships of CBOE are converted into stock, in an amount equal to 10% of the number of shares into which a transferable membership of CBOE is converted into in any such transaction (the “CBOE Consideration”).
          In order to be entitled to the consideration, a CBOT Eligible Full Member must, as of the record date established by CBOT Holdings with respect to the stockholder meeting of CBOT Holdings held for the purpose of voting on the Revised ICE Merger Agreement, possess: (i) 27,338 shares of Class A Common Stock, par value $0.001 per share, of CBOT Holdings, (ii) a Class B, Series B-1 Membership of CBOT Exchange, and (iii) a CBOE exercise right privilege (ERP). Collectively, these interests are referred to herein as the “required interests.”

          To facilitate the payment of the consideration, ICE and CBOE will appoint an exchange agent for the purpose of managing the payment of the consideration to the eligible CBOT Eligible Full Members. The exchange agent will mail an election notice to each eligible CBOT Eligible Full Member. Each election notice will permit each eligible CBOT Eligible Full Member to specify whether the CBOT Eligible Full Member elects to receive (i) the ICE Consideration in the form of either cash or an ICE convertible debenture, and (ii) the CBOE Consideration in the form of either cash or a CBOE convertible debenture. Each election notice will include a description of the material terms of each of the convertible debentures. Any CBOT Eligible Full Member who fails to deliver an election notice to the exchange agent by the twentieth (20th) day following the mailing date (or such other time as the parties agree) will be deemed to have elected to receive the consideration in the form of cash.
          The terms of the ICE convertible debenture will be:
•	face amount of $250,000 with a five year term;

•	convertible by holder at any time into a number of shares of common stock of the surviving entity in the merger of ICE and CBOT Holdings at a conversion price to be determined by the ICE Board of Directors prior to the mailing date based on prevailing market conditions at that time (with the intent, and based on the judgment of the ICE Board of Directors, that the ICE Convertible Debenture will trade at par); and

•	interest will accrue at a rate of no less than 1% per annum, payable in cash on a quarterly basis in arrears.

The terms of the CBOE convertible debenture will be:

•	face amount of $250,000 with a five year term;

•	convertible upon the completion of a restructuring of CBOE or if CBOE engages in a transaction in which the memberships of CBOE are converted into stock;

•	convertible into either $250,000 plus accrued and unpaid interest or, following any event in which the memberships of CBOE are converted into stock, a number of shares of common stock in an amount equal to 10% of the number of shares into which a transferable membership of CBOE is converted into in any such transaction (in the event CBOE proceeds with its proposed demutualization, upon completion of the demutualization, the debentures would be convertible into shares of common stock of CBOE Holdings, Inc., the holding company of CBOE following the CBOE restructuring, consisting of equal amounts of CBOE Holdings Series A-1, A-2 and A-3 common stock equal to the product of (i) the number of CBOE Holdings shares into which a regular transferable membership in CBOE is converted, times (ii) 0.10);

•	redeemable by CBOE at par value at any time following the CBOE demutualization upon 30 days notice to the holders;

•	interest will accrue at a rate of 1% per annum, payable in cash on a quarterly basis in arrears; and

•	shares issued upon conversion will be subject to the same restrictions as are then in effect with respect to the CBOE Holdings shares that are issued in the restructuring.
          Business Relationships
          Pending execution of definitive documentation, each of ICE and CBOE have agreed in principal to work together concerning the following joint business initiatives:
•	for CBOE to provide technical assistance to ICE regarding the design and deployment of ICE’s electronic options trading platform for a period of one-year following the execution of definitive documents regarding the business initiatives;

•	for CBOE to make electronic access to ICE’s options products available to CBOE’s members on CBOE’s trading floor, including advertising the fact that such products are available to CBOE’s members via member notices and on its website and for CBOE to assist ICE in identifying and communicating with those third-party providers of trading tools and communication services used by CBOE’s members on CBOE’s trading floor that would be necessary to facilitate ICE’s access to CBOE’s floor members;

•	for the parties to work together for a one year period following the execution of definitive documents regarding the business initiatives to develop certain futures products and related index options products that would be beneficial to CBOE and ICE’s customers and members; and

•	for the parties to investigate making CBOE’s regulated futures products traded by its futures exchange subsidiary available through ICE’s electronic futures trading platform to broaden the distribution of such products to both CBOE and ICE’s customers and members.
          Representations, Exclusivity, Conditions and Termination
          The Agreement contains customary representations and warranties.
          The Agreement also contains a mutual exclusivity period that prohibits CBOE from entering into any discussions, negotiations, agreements, arrangements, transactions or understandings with CBOT Holdings, CBOT Exchange and/or any potential acquiror of CBOT Holdings relating to the settlement of the pending litigation regarding the CBOE Exercise Rights or the elimination of the CBOE Exercise Rights, without the prior written consent of ICE. In addition, the Agreement prohibits ICE for certain defined periods from entering into any discussions, negotiations, agreements, arrangements, transactions or understandings with CBOT Holdings or CBOT Exchange that do not include the provisions that are required by the terms of the Agreement, as may be amended from time to time.
          Consummation of the obligations to deliver the consideration and to effect the settlement of the pending litigation regarding the CBOE Exercise Rights and related transactions under the Agreement are subject to various customary conditions, including, among others:

•	the effectiveness of the Revised ICE Merger and the CBOT Exchange Merger;

•	the attainment of the CBOE member approval;

•	the attainment of the necessary court and regulatory approvals; and

•	the attainment of any approvals of either the Boards of Directors or the stockholders of CBOT Holdings and either the Board of Directors or stockholders of CBOT Exchange that are required as a result of any of the terms of the Agreement.
          The Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time after the date of the Agreement under a variety of circumstances, including mutual consent, a failure to obtain approval of the CBOE members, failure to timely submit the Revised Proposal, various other events related to the Revised Proposal, and a failure to obtain the approval of the CBOT Holdings stockholders to approve the Revised ICE Merger Agreement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
     The following exhibit is filed as part of this Current Report on Form 8-K:
99.1	Press Release dated May 30, 2007.
Forward-Looking Statements - Certain statements in this Current Report on Form 8-K may contain forward-looking information regarding IntercontinentalExchange, Inc., CBOT Holdings, Inc., and the combined company after the completion of the possible merger that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the benefits of the merger transaction involving ICE and CBOT, including future strategic and financial benefits, the plans, objectives, expectations and intentions of ICE following the completion of the merger, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of ICE’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements.
The following factors, among others, could cause actual results to differ materially from those expressed or implied in such forward-looking statements regarding the success of the proposed transaction: the failure of CBOT to accept ICE’s proposal and enter into definitive agreements to effect the transaction, the risk that the revenue opportunities, cost savings and other anticipated synergies from the merger may not be fully realized or may take longer to realize than expected; superior offers by third parties; the requisite approvals provided for under the Agreement dated May 30, 2007 by and between ICE and the Chicago Board Options Exchange (“CBOE”), and the performance of the obligations under such Agreement; the ability to obtain governmental approvals and rulings on or regarding the transaction on the proposed terms and schedule; the failure of ICE or CBOT stockholders to approve the merger; the risk that the businesses will not be integrated successfully; disruption from the merger making it difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending and third-party relationships and revenues; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty. Additional risks and factors are identified in ICE’s filings with the Securities and Exchange Commission (the “SEC”), including ICE’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC on February 26, 2007 and ICE’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, as filed with the SEC on May 4, 2007.
You should not place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except for any obligations to disclosure material information under the Federal securities laws, ICE undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.
Important Information About the Proposed Transaction and Where to Find It:
This material relates to a business combination transaction with CBOT proposed by ICE, which may become the subject of a registration statement filed with the SEC. This material is not a substitute for the joint proxy statement/prospectus that CBOT and ICE would file with the SEC if any agreement is reached or any other documents which ICE may send to stockholders in connection with the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. ICE intends to file a proxy statement in connection with the special meeting of CBOT stockholders and the special meeting of the members of Board of Trade of the City of Chicago, Inc. (the “Exchange”), both scheduled for July 9, 2007, at which the CBOT stockholders and Exchange members will consider the CBOT merger agreement with CME and other related matters. CBOT stockholders and Exchange members are strongly advised to read that proxy statement and other related documents when they become available, as they will contain important information. Investors will be able to obtain a free copy of the proxy statement with respect to the special meeting and the proxy statement/prospectus, if and when such documents become available, and related documents filed by ICE or CBOT without charge, at the SEC’s website (http://www.sec.gov). Copies of the definitive proxy statement with respect to the special meeting and the final proxy statement/prospectus, if and when such documents become available, may be obtained, without charge, from ICE by directing a request to ICE at 2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia, 30328, Attention: Investor Relations; or by emailing a request to ir@theice.com.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation:
In addition to ICE, all of the directors of ICE may potentially be participants in the foregoing proxy solicitations. The following officers and employees of ICE may also potentially be participants in the foregoing proxy solicitations: Jeffrey C. Sprecher (Chairman and Chief Executive Officer), Charles A. Vice (President, Chief Operating Officer), David S. Goone (Senior Vice President, Chief Strategic Officer), Scott A. Hill (Senior Vice President, Chief Financial Officer), Edwin D. Marcial (Senior Vice President, Chief Technology Officer), Johnathan H. Short (Senior Vice President, General Counsel and Corporate Secretary), Richard V. Spencer (Vice Chairman), Kelley L. Loeffler (Vice President, Investor Relations and Corporate Communications), Andrew J. Surdykowski (Vice President, Assistant General Counsel), Thomas W. Farley (President and Chief Operating Officer, NYBOT) and David J. Peniket (President and Chief Operating Officer, ICE Futures).
You can find information about ICE and ICE’s directors and executive officers in ICE’s Annual Report on Form 10-K, filed with the SEC on February 26, 2007 and in ICE’s proxy statement for its 2007 annual meeting of stockholders, filed with the SEC on March 30, 2007.
Other than 1,000 shares of CBOT Class A Common Stock owned by ICE and 22 shares of CME Class A Common Stock owned by Charles R. Crisp through a managed account, neither ICE nor any of the other potential participants in either of these proxy solicitations has any interest, direct or indirect, by securities holdings or otherwise, in CBOT Holdings, Inc. or Chicago Mercantile Exchange Holdings Inc. None of the potential participants will receive any special compensation in connection with either of these proxy solicitations.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINETALEXCHANGE, INC.

/s/ Johnathan H. Short

Johnathan H. Short Senior Vice President & General Counsel
Date: June 5, 2007